UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of
earliest event reported):     March 28, 2007 (March 22, 2007)

                            Brown-Forman Corporation
             (Exact name of registrant as specified in its charter)

   Delaware                  002-26821            61-0143150
(State or other            (Commission         (I.R.S. Employer
 jurisdiction of            File Number)       Identification No.)
 incorporation)

 850 Dixie Highway, Louisville, Kentucky           40210
(Address of principal executive offices)         (Zip Code)

Registrant's telephone number, including area code (502) 585-1100


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 5.02.  Departure of Directors or Certain Officers; Election of Directors;
Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 22, 2007, Michael B. Crutcher, Vice Chairman, General Counsel and Corporate Secretary of Brown-Forman Corporation (the "Company"), notified the Company's Board of Directors that he will retire effective August 31, 2007. A press release issued by the Company in connection with Mr. Crutcher's retirement notice is attached hereto as Exhibit 99.1 and incorporated by reference herein.


Item 9.01.  Financial Statements and Exhibits.

 (a)      Not applicable.
 (b)      Not applicable.
 (c)      Not applicable.
 (d)      Exhibits.
          99.1     Press Release, dated March 28, 2007

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Brown-Forman Corporation
                                            (Registrant)


Date:   March 28, 2007                     By:  /s/ Nelea A. Absher
                                                Nelea A. Absher
                                                Vice President and Assistant
                                                 Corporate Secretary


Exhibit Index

99.1  Press Release, dated March 28, 2007, issued by Brown-Forman Corporation.


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                                                                   Exhibit 99.1

FOR IMMEDIATE RELEASE

BROWN-FORMAN GENERAL COUNSEL TO RETIRE

Louisville, KY, March 28, 2007 - Brown-Forman Corporation Chief Executive Officer Paul Varga announced today that Michael B. Crutcher, the company's vice chairman, general counsel and secretary, is retiring effective August 31, 2007. Crutcher, who joined Brown-Forman as general counsel and secretary in May of 1989, is responsible for the company's legal and government relations functions, including the expanded regulatory demands created by the Sarbanes-Oxley Act and the New York Stock Exchange, and he serves as secretary to the company's board of directors and the board's executive and audit committees. He has also been a long-serving member of the company's executive and strategy committees of management.

"Michael Crutcher has done an extraordinary job in serving Brown-Forman over the last 18 years. He recruited, built and led our team of legal and government relations professionals who have all been critical to Brown-Forman's success," said Varga. Company Chairman Owsley Brown II added, "Michael has been an outstanding leader in the industry, serving as chairman of the Distilled Spirits Council of the U.S., the Centre for Information on Beverage Alcohol, and the International Center on Alcohol Policies, all of which address vital social responsibility issues and other concerns important to our company and industry. But most of all, Michael has been an excellent advisor to all of us at Brown-Forman."

Prior to joining Brown-Forman, Crutcher spent 20 years in private law practice, and he was a senior partner in the Seattle law firm now known as K & L Gates. He is a graduate of Yale College, magna cum laude, and the Harvard Law School. Crutcher said: "I am extremely pleased to have been part of the wonderful community of men and women that makes Brown-Forman such a special place. While I will miss my many friends at Brown-Forman and elsewhere in the industry, I am looking forward to devoting more time to creative activities and community service, my family and pursuit of the wily trout."

Brown-Forman will initiate an external search to find a successor to Crutcher and hopes to name that person prior to his retirement at the end of August.

Brown-Forman Corporation is a diversified producer and marketer of fine quality consumer products, including Jack Daniel's, Southern Comfort, Finlandia Vodka, Tequila Herradura, el Jimador Tequila, Canadian Mist, Fetzer and Bolla Wines, Korbel California Champagnes, and Hartmann Luggage.

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Important Note on Forward-Looking Statements:
This release contains statements, estimates, or projections that constitute "forward-looking statements" as defined under U.S. federal securities laws. Generally, the words "expect," "believe," "intend," "estimate," "will," "anticipate," and "project," and similar expressions identify a forward-looking statement, which speaks only as of the date the statement is made. Except as required by law, we do not intend to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise. We believe that the expectations and assumptions with respect to our forward-looking statements are reasonable. But by their nature, forward-looking statements involve known and unknown risks, uncertainties and other factors that in some cases are out of our control. These factors could cause our actual results to differ materially from Brown-Forman's historical experience or our present expectations or projections. Here is a non-exclusive list of such risks and uncertainties:

 - changes in general economic conditions, particularly in the United States where we earn a significant portion of our profits;
 - lower consumer confidence or purchasing in the wake of catastrophic events;
 - tax increases, whether at the federal or state level or in major international markets and/or tariff barriers or other restrictions affecting beverage alcohol;
 - limitations and restrictions on distribution of products and alcohol marketing, including advertising and promotion, as a result of stricter governmental policies adopted either in the United States or globally;
 - adverse developments in the class action lawsuits filed against Brown-Forman and other spirits, beer and wine manufacturers alleging that our industry conspired to promote the consumption of alcohol by those under the legal drinking age;
 - a strengthening U.S. dollar against foreign currencies, especially the British Pound, Euro, Australian Dollar, and the Mexican Peso;
 - reduced bar, restaurant, hotel and travel business, including travel retail, in the wake of terrorist attacks;
 - lower consumer confidence or purchasing associated with high energy prices;
 - longer-term, a change in consumer preferences, social trends or cultural trends that results in the reduced consumption of our premium spirits brands;
 - changes in distribution arrangements in major markets that limit our ability to market or sell our products;
 - increases in the price of energy or raw materials, including grapes, grain, wood, glass, plastic, and agave;
 - excess wine inventories or a world-wide oversupply of grapes;
 - termination of our rights to distribute and market agency brands included in our portfolio;
 - counterfeit production of our products could adversely affect our intellectual property rights, brand equity and operating results;
 - adverse developments as a result of state investigations of beverage alcohol industry trade practices of suppliers, distributors and retailers.